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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            Form 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 7, 1994
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                      PETROLITE CORPORATION
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     (Exact name of Registrant as specified in its charter)


     Delaware                 0-685               43-0617572
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(State or other       (Commission File No.)   (I.R.S. Employer
jurisdiction of                               Identification No.)
incorporation)


369 Marshall Avenue, St. Louis, Missouri                63119
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(Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code:  (314) 961-3500
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                              None
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  (Former name or former address, if changed since last report)



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Item 5.   Other Events
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          Registrant announced at its Annual Meeting of Stockholders on
          March 7, 1994 that two new directors would join its Board of Directors, and that Michael V. Janes, a Director since 1988, had resigned from its Board of Directors.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

               Press release dated March 7, 1994.


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                           SIGNATURES
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PETROLITE CORPORATION



                              By:  /s/ John M. Casper
                                  ----------------------------------------
                                  John M. Casper
                                  Vice President and
                                  Chief Financial Officer



Date:  March 15, 1994
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